EXHIBIT 10.30

FIFTH AMENDMENT TO CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of December 31, 2003, is entered into by and among AMERICAN MEDICAL SYSTEMS, INC., a Delaware corporation (the “Borrower”), each of the Persons identified as a “Guarantor” on the signature pages hereto, each of the Persons identified as a “Lender” on the signature pages hereto and BANK OF AMERICA, N.A., as Agent for the Lenders (in such capacity, the “Agent”).

RECITALS

     A. The Borrower, the Guarantors, the Lenders and the Agent, are party to that certain Credit Agreement dated as of March 24, 2000 (as previously amended prior to the date hereof, the “Credit Agreement”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

     B. The Credit Parties have requested certain amendments to the Credit Agreement.

     C. The Required Lenders have agreed to amend the Credit Agreement on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

     1. Capital Expenditures. The numerical amount “$4,000,000” appearing in Section 8.14 of the Credit Agreement is hereby deleted and replaced with $10,000,000.”

     2. Operating Leases. The numerical amount “$500,000” appearing in Section 8.16 of the Credit Agreement is hereby deleted and replaced with $1,000,000.”

     3. Effectiveness. This Agreement shall be and become effective as of the date hereof at such time as the Agent shall have (a) received executed counterparts (including facsimile signatures) of this Agreement, which collectively shall have been duly executed on behalf of each of the Credit Parties and the Required Lenders and (b) payment of the reasonable fees and expenses of Moore & Van Allen PLLC, counsel for the Agent.

     4. Construction. This Agreement is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     5. Representations and Warranties. Each Credit Party hereby represents and warrants that (i) each Credit Party that is party to this Agreement: (a) has the requisite corporate power and authority to execute, deliver and perform this Agreement, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Agreement, (ii) the representations and warranties contained in Section 6 of the

Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Agreement as though made on and as of such date (except for those which expressly relate to an earlier date) and (iii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof upon giving effect to this Agreement.

     6. Acknowledgment. The Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement does not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors’ obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders’ execution and delivery of this Agreement.

     7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     8. Binding Effect. This Agreement, the Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Agreement, all the terms, provisions and conditions of the credit Documents shall remain unchanged and shall continue in full force and effect.

     9. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	AMERICAN MEDICAL SYSTEMS, INC.

By:

Name:

Title

GUARANTORS:	AMERICAN MEDICAL SYSTEMS HOLDINGS, INC. AMS RESEARCH CORPORATION AMS SALES CORPORATION AMERICAN MEDICAL SYSTEMS GYNECOLOGY INC (formerly CRYOGEN, INC.)

By:

Name:

Title:

LENDERS:	BANK OF AMERICA, N.A.
Individually in its capacity as a
Lender and in its capacity as Agent

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION

By:

Name:

Title:

FLEET NATIONAL BANK

By:

Name:

Title:

LASALLE BANK NATIONAL ASSOCIATION

By:

Name:

Title: